UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                                   DTLL, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

         Minnesota                   0-30608               41-1279182
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(State or other jurisdiction      (Commission            (IRS Employer
incorporation)                    File Number)        Identification No.)


           628 Harbor View Lane, Petoskey                     49770
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       (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: (206)339-9221

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instructions  A.2  below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors.

We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.

On November 7, 2006 The Board of Directors of the Company appointed William N. Thompson to be a director of the company.

Dr William Thompson has more than 30 years experience in the gaming industry. Mr Thompson's articles have appeared in publications such as Journal of Gambling Studies, Casino Executive, and Gaming and Wagering Business. He has traveled throughout Latin America and Europe studying casinos and the gaming industry. Dr Thompson has lectured extensively and written more than forty five articles for the Las Vegas Sun on casinos. He is the author of Legalized Gambling: A Reference Handbook (1994,1997), and Native American Issues (1996). He authored Gambling in America: An Encyclopedia published in 2001. Dr Thompson has been a consultant to the National Gambling Impact Study Comm., Lotto Quebec, Crystal Casino, Winnipeg, the Detroit Casino Study Commission, the Puerto Rico Tourism Co., the Netherlands Board of Casino Games, and Native American gaming in
Michigan, California, Arizona, Washington, Idaho, Texas, Montana, and Ontario. Dr. Thompson has appeared as a gambling authority on numerous national media programs and quoted in national news media publications. He is an Ann Arbor, Michigan native, received Bachelor of Arts and Master of Arts degrees (Political Science) from Michigan State University and a Ph.D. (Political Science) from the University of Missouri. Dr Thompson has also served on faculties of Southeast Missouri State, Western Michigan, and Troy State (Europe). Dr Thompson was a Research Associate with the National Association of Attorneys General, and Research Advisor for the Pension and Welfare Benefits Programs in the United States Department of Labor. Dr Thompson is a Professor of Public Administration, University of Nevada-Las Vegas.

The Board of Directors of the Company consists of John Paulsen as Chairman, Dhru Desai, Dual Cooper and William N.Thompson replacing Jason M. Meyers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 2006                  DTLL, Inc
                                         By: /s/ Dual Cooper
                                         Its:   President